Table of Contents
Letter to Shareholders ................   1
Performance Results ...................   3
Portfolio of Investments  .............   4
Statement of Assets and Liabilities ...  14
Statement of Operations ...............  15
Statement of Changes in Net Assets ....  16
Financial Highlights  .................  17
Notes to Financial Statements .........  18
Independent Auditors' Report  .........  22
Dividend Reinvestment Plan  ...........  23

VKV ANR 12/95

Letter to Shareholders

November 22, 1995

Dear Shareholder:

  The first ten months of 1995 have been very positive for most investors. Both the fixed-income and equity markets have made considerable gains during the period ended October 31, 1995.

  This year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and reaffirms the principle that it is time -- not timing -- that leads to investment success.

[PHOTO]
Dennis J. McDonnell and Don G. Powell

Economic Overview

  Although the third quarter posted a stronger-than-expected annual gross domestic product growth rate of 4.2 percent, the economy has slowed significantly this year. This slowdown is due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994 -- a measure that proved successful, as economic growth during the first half of 1995 was substantially lower than its fourth quarter 1994 rate of 5.1 percent. And, while other key economic data have shown mixed signs during recent months, the general economic trends for the year continue to support a "soft landing" scenario.

  Comfortable with the economy's rate of growth and level of inflation, the Fed reversed its trend of raising interest rates and lowered short-term rates by a quarter percent on July 6. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices move in opposite directions).

Performance Summary

  The Trust produced a tax-exempt distribution of 7.15 percent<F3>, based on the closing stock price of $12.75 per common share on October 31, 1995. Because income from the Trust is exempt from federal income tax, it is important to compare the Trust's distribution rate to an equivalent taxable rate. For example, for investors in the 36 percent federal income tax bracket, the Trust's distribution rate represents a yield equivalent to a taxable investment earning
11.17 percent<F4>. In fact, many closed-end municipal bond funds, such as your investment, are currently offering higher yields (after taxes) over many income alternatives.

  As the graph on the following page shows, the Trust's net asset value and market price have made significant gains over the one-year period. The Trust's closing stock price, for example, gained more than 18.6 percent from October 1994 to October 1995. Moreover, we are pleased to report the Trust generated a one-year total return at market price of 27.67 percent<F1>, which includes reinvestment of dividends for the period ended October 31, 1995.

1   (Continued on page two)

Economic Outlook

  We believe the Fed will move cautiously before it continues to lower short-term rates, waiting for key indicators to show that the economy has truly settled into a slow growth pattern. Although current economic data continues to send mixed signals, we anticipate the economy will grow at an annual rate of 3 percent in the fourth quarter and inflation will run under 3 percent.

  Based upon a generally modest growth and low inflation outlook, we believe the outlook for fixed-income markets is positive. As interest rates fall in response to a slowing economy, we believe yields on short-term municipal bonds will continue to move significantly lower than long-term municipal bonds. Lower short-term rates typically translate into lower leveraging costs for the Trust, which provides increased opportunities for higher earnings over time. Additionally, a steepening of the municipal yield curve would likely increase investor demand for long-term municipal bonds and help to boost market prices. Long-term municipal bond prices will also benefit from the combination of low supply of new municipal bond issues and increased demand driven by scheduled bond maturities.

[GRAPH]

Trust Participates in Market Gains of '95

                       Market
   Date      NAV       Price

31-Oct-94    12.90     10.750
30-Nov-94    12.23     11.375
31-Dec-94    12.82     11.000
31-Jan-95    13.31     12.000
28-Feb-95    14.00     12.375
31-Mar-95    14.07     12.375
30-Apr-95    13.87     12.500
31-May-95    14.30     12.625
3O-Jun-95    13.75     12.375
31-Jul-95    13.88     12.500
31-Aug-95    14.02     12.500
3O-Sep-95    14.08     12.125
31-Oct-95    14.37     12.750

Based on month-end prices

  While there has been varied speculation about the impact of tax reform, no one is certain about what will finally happen. Consequently, in the near term, the municipal market may continue to experience periodic market fluctuations as various proposals come to the forefront. However, in the long term, we believe the municipal market will remain an attractive investment choice for investors seeking high current income. We will continue to keep a close watch over any new developments and evaluate the potential impact they may have on your investment in the Trust.

  Once again, thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seeking to reach your financial goals.

Sincerely,



Don G. Powell                Dennis J. McDonnell
Chairman                     President
Van Kampen American Capital  Van Kampen American Capital
Investment Advisory Corp.    Investment Advisory Corp.

2


Performance Results for the Period Ended October 31, 1995

Van Kampen Merritt Value Municipal Income Trust
(NYSE Ticker Symbol VKV)
Total Returns
One-year total return based on market price<F1> .......................................      27.67%
One-year total return based on NAV<F2> ................................................      19.04%
Distribution Rates
Distribution rate as a % of initial offer common stock price<F3> ......................       6.08%
Taxable-equivalent distribution rate as a % of initial offer common stock price<F4> ...       9.50%
Distribution rate as a % of closing common stock price<F3>  ...........................       7.15%
Taxable-equivalent distribution rate as a % of closing common stock price<F4> .........      11.17%
Share Valuations
Net asset value .......................................................................   $   14.37
Closing common stock price   ..........................................................   $  12.750
One-year high common stock price (06/05/95) ...........................................   $  13.125
One-year low common stock price (11/18/94)  ...........................................   $  10.250
Preferred share (Series A) rate<F5>  ..................................................      3.700%
Preferred share (Series B) rate<F5>  ..................................................      3.807%
Preferred share (Series C) rate<F5> ...................................................      3.774%
Preferred share (Series D) rate<F5> ...................................................      3.764%
Preferred share (Series E) rate<F5>  ..................................................      3.770%

<F1> Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

<F2> Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

<F3> Distribution rate represents the monthly annualized distributions of the
Trust at the end of the period and not the earnings of the Trust.

<F4> The taxable-equivalent distribution rate is calculated assuming a 36%
federal tax bracket.

<F5> See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

3

Portfolio of Investments
October 31, 1995
-----------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                           Coupon  Maturity   Market Value
-----------------------------------------------------------------------------------------------
         Municipal Bonds
         Alabama  1.5%
$ 3,830  Birmingham, AL Spl Care Fac Fin Auth Hlthcare Fac
         Rev Childrens Hosp Ser A (FGIC Insd)   ............   5.625%  06/01/13  $  3,844,707
  2,650  Huntsville, AL Hlthcare Auth Hlthcare Fac
         Rev Ser A (MBIA Insd)   ...........................   6.375   06/01/22     2,748,421
  2,000  Mobile, AL Indl Dev Brd Solid Waste Disp
         Rev Mobile Energy Svcs Co Proj Rfdg  ..............   6.950   01/01/20     2,075,260
                                                                                 ------------
                                                                                    8,668,388
                                                                                 ------------
         Alaska  0.2%
  1,000  North Slope Borough, AK Ser B (Cap Guar Insd)  ...    7.500   06/30/01     1,139,390
                                                                                 ------------
         Arizona  1.2%
  6,000  Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
         Irvington Proj Tucson Ser A Rfdg (FSA Insd)   ....    7.250   07/15/10     6,719,220
                                                                                 ------------
         California  13.0%
  1,000  California Hsg Fin Agy Rev Home Mtg
         Ser B1 (FHA Gtd)   ...............................    6.300   08/01/08     1,045,170
  2,500  California Pollutn Ctl Fin Auth Pollutn Ctl
         Rev San Diego Gas & Elec Ser A (MBIA Insd)   .....    5.850   06/01/21     2,468,825
  1,750  California Rural Home Mtg Fin Auth Single
         Family Mtg Rev Ser B (GNMA Collateralized)  ......    7.750   09/01/26     1,975,523
  1,500  California St Pub Wks Brd Lease Rev Dept of
         Correction Monterey Ser A (MBIA Insd)  ...........    6.400   11/01/10     1,630,335
  6,000  California St Pub Wks Brd Lease Rev Dept of
         Corrections St Prisons Ser A Rfdg (AMBAC Insd)   .    5.250   12/01/13     5,805,840
  2,000  California St Pub Wks Brd Lease Rev Dept of
         Corrections St Prisons Ser A Rfdg (AMBAC Insd)   .    5.000   12/01/19     1,828,720
  6,000  California Statewide Cmntys Dev Corp Ctfs Partn
         Sharp Hlthcare Oblig Group (MBIA Insd)  ..........    6.000   08/15/24     6,044,340
  1,000  Foothill/Eastern Tran Corridor Agy CA
         Toll Rd Rev Ser A   ..............................    6.500   01/01/32     1,005,010
  2,000  Fresno, CA Hlth Fac Rev Holy Cross Hlth
         Sys Saint Agnes Med (MBIA Insd)  .................    6.625   06/01/21     2,133,160
  1,250  Kings Cnty, CA Waste Mgmt Auth Solid Waste Rev   .    7.200   10/01/14     1,324,075
  2,000  Loma Linda, CA Hosp Rev Loma Linda Univ
         Med Cent Rfdg (MBIA Insd)   ......................    5.375   12/01/22     1,880,600
  3,000  Los Angeles Cnty, CA Pub Wks Fin Auth Lease
         Rev Multi Cap Fac Proj IV (MBIA Insd)   ..........    5.250   12/01/16     2,854,830

4    See Notes to Financial Statements

Portfolio of Investments (Continued)
October 31, 1995
------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                             Coupon  Maturity   Market Value
------------------------------------------------------------------------------------------------
          California (Continued)
$  1,000  Los Angeles, CA Cmnty Redev Agy Cmnty Redev
          Fin Auth Rev Grand Cent Qualified Redev Ser A   .....   5.900%  12/01/13  $    945,280
   2,000  Los Angeles, CA Convention & Exhibition Cent
          Auth Lease Rev Ser A Rfdg (MBIA Insd)  ..............   5.125   08/15/21     1,846,700
   9,500  Los Angeles, CA Dept Wtr & Pwr Elec Plant
          Rev Crossover Rfdg (FGIC Insd)   ....................   5.375   09/01/23     9,064,520
   2,145  Los Angeles, CA Wastewtr Sys Rev
          Ser A Rfdg (MBIA Insd)  .............................   5.700   06/01/20     2,118,338
   3,000  Los Angeles, CA Wastewtr Sys Rev
          Ser D Rfdg (FGIC Insd)  .............................   5.200   11/01/21     2,799,810
  12,500  Mount Diablo, CA Hosp Dist Rev Ser A
          (Embedded Cap) (AMBAC Insd)   .......................   5.125   12/01/23    11,212,500
   1,000  Orange Cnty, CA Recovery Ser A Rfdg (MBIA Insd)   ...   5.600   06/01/07     1,030,920
   2,995  Orange Cnty, CA Recovery Ser A Rfdg (MBIA Insd)   ...   6.000   06/01/08     3,167,512
   1,000  Orange Cnty, CA Recovery Ser A Rfdg (MBIA Insd)   ...   5.750   06/01/15       993,560
   5,700  Sacramento, CA City Fin Auth Rev Comb
          Proj B (MBIA Insd)   ................................       *   11/01/15     1,757,595
   1,000  San Francisco, CA City & Cnty Arpts Comm Intl
          Arpt Rev 2nd Ser Issue 8a (FGIC Insd)  ..............   6.250   05/01/20     1,032,880
   2,000  San Francisco, CA City & Cnty Arpts Comm Intl
          Arpt Rev 2nd Ser Issue 8a (FGIC Insd)  ..............   6.300   05/01/25     2,065,620
   3,250  San Marcos, CA Pub Fac Auth Rev Pub
          Impt Civic Cent Ser A Rfdg   ........................   6.200   08/01/22     3,124,712
   2,000  Southern CA Pub Pwr Auth (FSA Insd)   ...............   6.000   07/01/12     2,041,760
                                                                                    ------------
                                                                                      73,198,135
                                                                                    ------------
          Colorado  6.1%
  1,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
          Rev E-470 Proj Ser B   ......................... ...    6.950   08/31/20     1,056,060
  3,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
          Rev E-470 Proj Ser B   .............................    7.000   08/31/26     3,175,830
  9,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
          Rev E-470 Proj Ser C   .............................        *   08/31/15     2,208,780
 19,500   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
          Rev E-470 Proj Ser C   .............................        *   08/31/26     2,033,265

5   See Notes to Financial Statements


Portfolio of Investments (Continued)
October 31, 1995
-----------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                               Coupon  Maturity   Market Value
-----------------------------------------------------------------------------------------------------
          Colorado (Continued)
$  1,750  Denver, CO City & Cnty Arpt Rev Ser A   ...............   6.900%  11/15/98  $  1,856,785
   1,250  Denver, CO City & Cnty Arpt Rev Ser A   ...............   8.875   11/15/12     1,475,538
   3,095  Denver, CO City & Cnty Arpt Rev Ser A   ...............   8.500   11/15/23     3,528,888
   8,000  Denver, CO City & Cnty Arpt Rev Ser A (MBIA Insd)   ...   5.700   11/15/25     7,881,040
   2,500  Denver, CO City & Cnty Arpt Rev Ser B (MBIA Insd)   ...   5.750   11/15/17     2,440,475
   6,000  Denver, CO City & Cnty Arpt Rev Ser C   ...............   6.600   11/15/04     6,412,080
   2,000  Meridian Metro Dist CO Peninsular &
          Oriental Steam Navig Co Rfdg  .........................   7.500   12/01/11     2,147,940
                                                                                      ------------
                                                                                        34,216,681
                                                                                      ------------
          Connecticut  0.5%
   2,500  Connecticut St Hlth & Edl Fac Auth Rev
          Nursing Home Pgm AHF/Hartford  .......................    7.125  11/01/14     2,818,900
                                                                                      ------------
          Florida  5.1%
   1,985  Bay Cnty, FL Sch Brd Ctfs Partn (AMBAC Insd)  ........    6.750  07/01/12     2,210,198
   3,500  Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp
          Ser A Rfdg (FSA Insd)  ...............................    6.500  08/15/12     3,780,385
   2,000  Florida Hsg Fin Agy Single Family Mtg Ser A
          Rfdg (GNMA Collateralized)  ..........................    6.650  01/01/24     2,058,540
   3,000  Hillsborough Cnty, FL Cap Impt Pgm Rev
          Criminal Justice Fac Rfdg (FGIC Insd)  ...............    5.250  08/01/16     2,873,610
   3,000  Hillsborough Cnty, FL Indl Dev Auth Pollutn
          Ctl Rev Tampa Elec Co Proj Ser 92 Rfdg   .............    8.000  05/01/22     3,566,940
   2,945  Hillsborough Cnty, FL Sch Brd Ctfs
          Partn (MBIA Insd)  ...................................    6.000  07/01/12     3,056,351
   1,300  Jacksonville, FL Hlth Fac Auth Hosp Rev Baptist
          Med Cent Proj Ser A Rfdg (MBIA Insd)   ...............    7.300  06/01/19     1,441,089
   4,000  Orlando, FL Util Comm Wtr & Elec Rev
          Ser A (Prerefunded @ 10/01/01)  ......................    6.500  10/01/20     4,506,240
   5,000  Pinellas Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev Multi Cnty Pgm Ser A (GNMA Collateralized)   .....    6.700  02/01/28     5,191,500
                                                                                      ------------
                                                                                       28,684,853
                                                                                      ------------
          Georgia  3.2%
   3,000  Burke Cnty, GA Dev Auth Pollutn Ctl Rev GA
          Pwr Co Plant Vogtle Proj (MBIA Insd)  ................    6.350  05/01/19     3,082,710
   7,750  Fulton De Kalb, GA Hosp Auth Hosp
          Rev Ctfs Rfdg (MBIA Insd)   ..........................    5.500  01/01/20     7,483,322
   5,000  Georgia Muni Elec Auth Pwr Rev
          Ser B Rfdg (FGIC Insd)   .............................    5.700  01/01/19     5,047,800
   2,700  Marietta, GA Dev Auth Rev First Mtg Life
          Coll Ser B (Cap Guar Insd)   .........................    5.375  09/01/09     2,693,277
                                                                                      ------------
                                                                                       18,307,109
                                                                                      ------------

          6    See Notes to Financial Statements

Portfolio of Investments (Continued)
October 31, 1995
--------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                              Coupon  Maturity   Market Value
--------------------------------------------------------------------------------------------------
         Hawaii  0.4%
$ 2,250  Hawaii St Arpts Sys Rev 3rd Ser Rfdg (AMBAC Insd)  ...   5.750%  07/01/09  $  2,305,688
                                                                                    ------------
         Illinois  4.1%
  3,500  Chicago, IL Cap Apprec (AMBAC Insd)  .................        *  01/01/17       903,875
  1,000  Chicago, IL Park District  ...........................    6.700  01/01/11     1,083,640
  1,560  Illinois Hlth Fac Auth Rev Carle Fndtn
         Ser A Rfdg (FGIC Insd)   .............................    6.750  01/01/10     1,667,609
  3,000  Illinois Hlth Fac Auth Rev Childrens'
         Mem Hosp (MBIA Insd)   ...............................    6.250  08/15/13     3,179,190
  2,250  Illinois Hlth Fac Auth Rev Evangelical
         Hosps Ser A Rfdg (FSA Insd)   ........................    6.750  04/15/17     2,409,030
  1,250  Illinois Hlth Fac Auth Rev Evangelical
         Hosps Ser C (FSA Insd)   .............................    6.750  04/15/17     1,338,350
  1,000  Illinois Hlth Fac Auth Rev Hlth Fac SSM
         Hlthcare Ser A (MBIA Insd)  ..........................    5.750  06/01/12     1,004,140
  3,000  Illinois Hlth Fac Auth Rev OSF Hlthcare Sys Rfdg  ....    5.750  11/15/07     3,027,240
  2,070  Northern IL Univ Ctfs Partn Hoffman
         Estates Cent Proj (Cap Guar Insd)  ...................    5.400  09/01/16     1,978,878
  5,000  Regional Tran Auth IL Ser A (AMBAC Insd)   ...........    8.000  06/01/17     6,480,650
                                                                                    ------------
                                                                                      23,072,602
                                                                                    ------------
         Indiana  1.3%
 12,750  Indiana Tran Fin Auth Hwy Rev Cap
         Apprec Ser A (AMBAC Insd)   ..........................        *  06/01/17     3,609,652
  5,500  Indiana Tran Fin Auth Hwy Rev Cap
         Apprec Ser A (AMBAC Insd)   ..........................        *  06/01/18     1,467,730
  2,000  Petersburg, IN Pollutn Ctl Rev Indianapolis
         Pwr & Lt Ser A Rfdg   ................................    6.100  01/01/16     2,032,060
                                                                                    ------------
                                                                                       7,109,442
                                                                                    ------------
         Kentucky  2.8%
  9,900  Kenton Cnty, KY Arpt Brd Arpt Rev Spl
         Fac Delta Airls Proj Ser A <F3>  .....................    7.500  02/01/12    10,549,044
  3,500  Kenton Cnty, KY Arpt Brd Arpt Rev Spl
         Fac Delta Airls Proj Ser A <F3>  .....................    7.500  02/01/20     3,729,460
  1,250  Mount Sterling, KY Lease Rev KY
         League Cities Fdg Ser A   ............................    6.100  03/01/18     1,275,212
                                                                                    ------------
                                                                                      15,553,716
                                                                                    ------------

7   See Notes to Financial Statements


Portfolio of Investments (Continued)
October 31, 1995
-----------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                              Coupon  Maturity   Market Value
-----------------------------------------------------------------------------------------------------
         Louisiana  1.5%
$ 1,500  Louisiana Pub Fac Auth Hosp Rev Southern
         Baptist Hosp Proj Rfdg (FSA Insd)  ...................   6.800%  05/15/12  $  1,714,110
  6,000  Saint Charles Parish, LA Solid Waste Disp
         Rev LA Pwr & Lt Co Proj (FSA Insd) <F3>   ............   7.050   04/01/22     6,577,320
                                                                                    ------------
                                                                                       8,291,430
                                                                                    ------------
         Maine  1.2%
  3,000  Maine Edl Ln Marketing Corp Student Ln Rev Ser A4 ...    5.950   11/01/03     3,179,760
  1,630  Maine St Hsg Auth Mtg Purp Ser A6   .................    6.350   11/15/22     1,625,762
  2,000  Maine St Hsg Auth Mtg Purp Ser C2   .................    6.875   11/15/23     2,073,720
                                                                                    ------------
                                                                                       6,879,242
                                                                                    ------------
         Maryland  1.4%
  8,700  Maryland St Hlth & Higher Edl Fac
         Auth Rev (FGIC Insd)   ...............................    5.000  07/01/20     7,860,711
                                                                                    ------------
         Massachusetts  6.1%
  2,000  Massachusetts St Hlth & Edl Fac Auth Rev
         (AMBAC Insd)   .......................................    7.100  07/01/21     2,219,880
  1,000  Massachusetts St Hlth & Edl Fac Auth Rev
         Brigham & Womens Hosp Ser C  .........................    7.125  06/01/09     1,090,450
  3,000  Massachusetts St Hlth & Edl Fac Auth Rev
         North Shore Med Cent Ser A (MBIA Insd)   .............    5.625  07/01/14     2,968,980
  8,850  Massachusetts St Hsg Fin Agy Hsg Proj Ser A  .........    6.375  04/01/21     8,914,693
  1,000  Massachusetts St Indl Fin Agy Wtr
         Treatment American Hingham   .........................    6.750  12/01/20     1,018,120
  1,000  Massachusetts St Indl Fin Agy Wtr
         Treatment American Hingham   .........................    6.900  12/01/29     1,017,970
  1,000  Massachusetts St Indl Fin Agy Wtr
         Treatment American Hingham   .........................    6.950  12/01/35     1,017,920
 14,500  Massachusetts St Wtr Res Auth Ser A
         (Prerefunded @ 12/01/01)   ...........................    6.500  12/01/19    16,314,965
                                                                                    ------------
                                                                                      34,562,978
                                                                                    ------------
         Michigan  1.9%
  1,250  Battle Creek, MI Downtown Dev Auth
         Tax Increment Rev  ...................................    7.600  05/01/16     1,373,487
  2,750  Detroit, MI Ser B Rfdg  ..............................    7.000  04/01/04     2,991,945
  4,000  Michigan St Bldg Auth Rev Ser I Rfdg (MBIA Insd)   ...    6.250  10/01/20     4,149,960
  2,500  Michigan St Hosp Fin Auth Rev Hosp Port
         Huron Hosp Oblig Rfdg (FSA Insd) <F2>   ..............    5.375  07/01/12     2,423,575
                                                                                    ------------
                                                                                      10,938,967
                                                                                    ------------


8    See Notes to Financial Statements

Portfolio of Investments (Continued)
October 31, 1995
-------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                             Coupon  Maturity   Market Value
-------------------------------------------------------------------------------------------------
         Mississippi  0.3%
$ 1,500  Claiborne Cnty, MS Pollutn Ctl Rev Sys
         Energy Res Inc Rfdg   ................................   7.300%  05/01/25  $  1,552,380
                                                                                    ------------
         Missouri  0.2%
  1,000  Missouri St Hsg Dev Comm Mtg Single Family
         Homeowner Ser C (GNMA Collateralized)   .............    7.250  09/01/26     1,093,140
                                                                                    ------------
         Nevada  3.8%
  7,820  Clark Cnty, NV Arpt Sys Rfdg (MBIA Insd) ............    5.300  07/01/13     7,221,614
  5,750  Clark Cnty, NV Indl Dev Rev NV Pwr Co
         Proj C Rfdg (AMBAC Insd)   ..........................    7.200  10/01/22     6,475,132
  5,000  Clark Cnty, NV Passenger Fac Las Vegas
         Macarran Intl Arpt (MBIA Insd)   ....................    5.750  07/01/23     4,815,500
  2,675  Nevada Hsg Division Single Family Pgm
         Mezzanine B (FHA Gtd)  ..............................    6.550  10/01/12     2,726,494
                                                                                    ------------
                                                                                     21,238,740
                                                                                    ------------
         New Hampshire  1.3%
  8,000  New Hampshire St Tpk Sys Rev (MBIA Insd).............    5.250  02/01/19      7,652,720
                                                                                    ------------
         New Jersey  4.0%
  1,000  Bordentown, NJ Swr Auth Rev Ser C (MBIA Insd)   .....    6.800  12/01/25     1,098,500
  1,600  Middlesex Cnty, NJ Ctfs Partn (MBIA Insd)   .........    6.125  02/15/19     1,661,680
  1,000  New Jersey Econ Dev Auth Econ Dev Rev
         Manahawkin Convalescent Ser A Rfdg (FHA Gtd)  .......    6.650  02/01/23     1,056,510
  2,500  New Jersey Econ Dev Auth Mkt Transition Fac
         Rev Sr Lien Ser A (MBIA Insd)   .....................    5.800  07/01/09     2,589,300
  2,290  New Jersey Hlthcare Fac Fin Auth Rev
         Deborah Heart & Lung Cent   .........................    6.200  07/01/13     2,321,327
  1,695  New Jersey Hlthcare Fac Fin Auth Rev
         Genl Hosp Cent at Passaic (FSA Insd)  ...............    6.000  07/01/06     1,838,787
  2,500  New Jersey Hlthcare Fac Fin Auth Rev
         Genl Hosp Cent at Passaic (FSA Insd)  ...............    6.750  07/01/19     2,750,525
  2,250  New Jersey St Edl Fac Auth Rev Glassboro
         St College Ser A (MBIA Insd)   ......................    6.700  07/01/21     2,432,835
  6,750  Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev Pollutn
         Ctl Pub Svc Elec & Gas Ser A (MBIA Insd)   ..........    5.450  02/01/32     6,340,073
  2,500  West New York, NJ Muni Util Auth
         Swr Rev Rfdg (FGIC Insd)  ...........................        *  12/15/18       681,800
                                                                                    ------------
                                                                                     22,771,337
                                                                                    ------------


9   See Notes to Financial Statements

Portfolio of Investments (Continued)
October 31, 1995
-------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                       Coupon  Maturity   Market Value
-------------------------------------------------------------------------------------------
         New York  10.8%
$ 2,070  New York City Muni Wtr Fin Auth
         Wtr & Swr Sys Rev Ser A   ......................   7.000%  06/15/09  $  2,292,152
  2,105  New York City Muni Wtr Fin Auth Wtr & Swr
         Sys Rev Ser A (Prerefunded @ 06/15/01)   .......   7.000   06/15/09     2,389,070
  3,180  New York City Muni Wtr Fin Auth Wtr & Swr
         Sys Rev Ser B (AMBAC Insd)   ...................   5.375   06/15/19     3,072,548
  2,500  New York City Muni Wtr Fin Auth Wtr & Swr
         Sys Rev Ser F (MBIA Insd)   ....................   5.500   06/15/15     2,471,750
  7,270  New York City Ser A Rfdg   .....................   7.000   08/01/04     7,928,880
  5,000  New York City Ser B Rfdg   .....................   6.375   08/15/12     5,135,000
  5,700  New York City Ser E Rfdg   .....................   6.600   08/01/03     6,083,268
  2,000  New York St Dorm Auth Rev City Univ
         3rd Genl Resources Ser 2 (MBIA Insd)   .........   6.250   07/01/19     2,080,460
  7,500  New York St Dorm Auth Rev Cons City
         Univ Sys Ser A  ................................   5.750   07/01/13     7,380,900
  4,000  New York St Dorm Auth Rev St Univ Edl Fac
         Ser A Rfdg (AMBAC Insd)  .......................   5.500   05/15/09     4,101,800
  5,215  New York St Dorm Auth Rev St Univ Edl Fac
         Ser B Rfdg   ...................................   7.375   05/15/14     5,803,513
  2,310  New York St Med Care Fac Fin Agy Rev
         Saint Peter's Hosp Proj Ser A (AMBAC Insd)   ...   5.375   11/01/13     2,234,255
  3,000  New York St Twy Auth Hwy & Brdg Trust
         Fund Ser B (FGIC Insd)  ........................   6.000   04/01/14     3,080,460
  4,000  New York St Urban Dev Corp Rev
         Correctional Cap Fac Rfdg  .....................   5.500   01/01/15     3,754,160
  3,130  New York St Urban Dev Corp Rev
         Correctional Fac Ser A Rfdg   ..................   5.500   01/01/16     2,946,331
                                                                              ------------
                                                                                60,754,547
                                                                              ------------
         North Dakota  0.4%
  2,000  Ward Cnty, ND Hlthcare Fac Rev Saint
         Joseph Hosp Corp Proj  ........................    8.875   11/15/24     2,202,200
                                                                              ------------
         Ohio  3.0%
  2,110  Cleveland Rock Glen Hsg Assistance Corp
         OH Mtg Rev Ser A Rfdg (FHA Gtd)  ...............    6.750  01/15/25     2,203,536
  2,000  Cuyahoga Cnty, OH Multi Family Rev
         Hsg Dale Brdg Apt   ............................    6.600  10/20/30     2,046,480
  3,345  Franklin Cnty, OH Hosp Rev & Impt
         Doctors Hosp Proj Rfdg   .......................    5.875  12/01/23     3,154,469
  1,000  Ohio St Higher Edl Fac Comm Rev Higher
         Edl OH Wesleyan Univ (MBIA Insd)  ..............    6.125  11/15/17     1,043,180
  2,000  Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev
         OH Edison Co Proj Rfdg  ........................    5.950  05/15/29     1,835,300

10  See Notes to Financial Statements

Portfolio of Investments (Continued)
October 31, 1995
-----------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                            Coupon  Maturity   Market Value
-----------------------------------------------------------------------------------------------------
          Ohio (Continued)
$  1,500  Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev
          PA Pwr Co Proj Rfdg (AMBAC Insd)   .................   6.150%  08/01/23  $  1,565,190
   4,000  Ohio St Wtr Dev Auth Rev Coll Wtr Cincinnati
          Gas A Rfdg (MBIA Insd)   ...........................   5.450   01/01/24     3,895,800
   1,200  Ohio Univ Genl Rcpts Athens Rfdg (FGIC Insd)   .....   5.000   12/01/18     1,116,840
                                                                                   ------------
                                                                                     16,860,795
                                                                                   ------------
          Oklahoma  1.9%
  10,000  Tulsa, OK Muni Arpt Tran Rev American Airls Inc  ..    7.375   12/01/20    10,536,000
                                                                                   ------------
          Pennsylvania  6.0%
   3,000  Butler Cnty, PA Hosp Auth Hosp Rev Butler
          Mem Hosp Ser A (FSA Insd)  ........................    5.250   07/01/16     2,814,540
   3,730  Delaware Cnty, PA Auth Hlthcare Rev Mercy Hlth
          Corp of Southeastn PA Ser A Rfdg (Connie Lee Insd)     5.375   11/15/23     3,528,841
   1,450  Harrisburg, PA Auth Res Recovery Fac Rev Ser A  ...    5.875   09/01/21     1,415,983
   1,000  Pennsylvania Hsg Fin Agy Single Family Mtg Ser 43 .    7.500   10/01/25     1,075,610
   3,000  Pennsylvania St Higher Edl Fac Auth
          Rev Med College PA Ser A   ........................    7.250   03/01/11     3,254,700
   9,450  Philadelphia, PA Gas Wks Rev 14th Ser (FSA Insd)       6.250   07/01/08    10,136,164
   2,525  Philadelphia, PA Gas Wks Rev 14th Ser Rfdg
          (FSA Insd)   ......................................    6.375   07/01/26     2,670,289
   1,250  Philadelphia, PA Gas Wks Rev 15th Ser
          Subser 3 (FSA Insd)   .............................    5.250   08/01/24     1,166,638
     800  Philadelphia, PA Hosps & Higher Ed Fac Auth
          Rev Cmnty College Ser A (MBIA Insd)  ..............    6.100   05/01/09       850,040
   1,370  Philadelphia, PA Hosps & Higher Ed Fac Auth
          Rev Cmnty College Ser B Rfdg (MBIA Insd)  .........    6.500   05/01/08     1,532,879
   2,000  Philadelphia, PA Sch Dist Ser B (AMBAC Insd)   ....    5.500   09/01/15     1,977,240
   3,500  Ridley Park, PA Hosp Auth Rev Taylor Hosp Ser A  ..    6.000   12/01/05     3,468,535
                                                                                   ------------
                                                                                     33,891,459
                                                                                   ------------
          Rhode Island  0.7%
   3,000  Rhode Island Depositors Econ Protection Corp
          Spl Oblig Ser B Rfdg (MBIA Insd)   ................    6.000   08/01/17     3,040,530
   1,050  Rhode Island St Hlth & Edl Bldg Corp Rev
          Higher Ed Fac Roger Williams (Connie Lee Insd)  ...    7.200   11/15/14     1,179,413
                                                                                   ------------
                                                                                      4,219,943
                                                                                   ------------
          South Carolina  0.2%
1,185     Spartanburg Cnty, SC Sch Dist No 005 Pub
          Fac Corp Ctfs Partn (MBIA Insd)  ..................    5.600   07/01/10     1,193,485
                                                                                   ------------


11  See Notes to Financial Statements

Portfolio of Investments (Continued)
October 31, 1995
-----------------------------------------------------------------------------------------------------
Par
Amount
(000)       Description                                             Coupon  Maturity   Market Value
-----------------------------------------------------------------------------------------------------
            Tennessee  1.0%
$    2,250  Tennessee Hsg Dev Agy Homeownership Proj T  ........   7.375%  07/01/23  $  2,392,200
     3,000  Tennessee Hsg Dev Agy Mtg Fin Ser A   ..............   7.125   07/01/26     3,178,680
                                                                                     ------------
                                                                                        5,570,880
                                                                                     ------------
            Texas  4.0%
     9,065  Alliance Arpt Auth Inc TX Spl Fac Rev
            American Airls Inc Proj <F3>   ....................    7.500   12/01/29     9,622,769
     2,250  Harris Cnty, TX Hlth Fac Dev Corp Hosp
            Rev Hermann Hosp Proj (MBIA Insd)  ................    6.375   10/01/24     2,351,655
     7,450  Harris Cnty, TX Toll Rd Sr Lien Rfdg (FGIC Insd)  .    5.000   08/15/16     6,900,041
     1,275  Matagorda Cnty, TX Navig Dist No 1 Rev
            Houston Lt & Pwr Ser A Rfdg (AMBAC Insd)   ........    6.700   03/01/27     1,382,062
     2,250  Tomball, TX Hosp Auth Rev Rfdg  ...................    6.125   07/01/23     2,077,245
                                                                                     ------------
                                                                                       22,333,772
                                                                                     ------------
            Utah  0.2%
     4,950  Intermountain Pwr Agy UT Pwr Supply Rev
            Ser A Rfdg (FGIC Insd)   ..........................        *   07/01/17     1,331,253
                                                                                     ------------
            Virginia   2.2%
     1,100  Augusta Cnty, VA Indl Dev Auth Hosp Rev
            Augusta Hosp Corp Rfdg (AMBAC Insd)   .............    5.125   09/01/21     1,005,917
     2,250  Fredericksburg, VA Indl Dev Auth Hosp Fac
            Rev (Inverse Fltg) (FGIC Insd)  ...................    6.600   08/15/23     2,369,880
     3,000  Isle Wight Cnty, VA Indl Dev Auth Solid Waste
            Disposal Fac Rev Union Camp Corp Proj  ............    6.550   04/01/24     3,123,870
     2,000  Loudoun Cnty, VA Ctfs Partn (FSA Insd)   ..........    6.900   03/01/19     2,209,700
     2,000  Norfolk, VA Wtr Rev (MBIA Insd)  ..................    5.875   11/01/20     2,020,600
     1,500  Virginia St Hsg Dev Auth Multi Family Ser E Rfdg  .    5.900   11/01/17     1,463,925
                                                                                     ------------
                                                                                       12,193,892
                                                                                     ------------
           Washington  0.8%
    4,000  Washington St Pub Pwr Supply Ser A Rfdg   ...........    7.000  07/01/08     4,609,160
                                                                                     ------------
           West Virginia  2.5%
    5,920  Harrison Cnty, WV Cnty Cmnty Solid Waste Disp
           Rev West PA Pwr Co Ser C (AMBAC Insd)  ..............    6.750  08/01/24     6,396,501
    4,000  Marshall Cnty, WV Pollutn Ctl Rev OH Pwr
           Co Proj Ser C Rfdg (MBIA Insd)   ....................    6.850  06/01/22     4,363,360
    3,000  West Virginia St Wtr Dev Auth Wtr Dev Rev
           Ln Prog II Ser A (FSA Insd)  ........................    6.750  11/01/33     3,238,260
                                                                                     ------------
                                                                                       13,998,121
                                                                                     ------------


12 See Notes to Financial Statements

Portfolio of Investments (Continued)
October 31, 1995
--------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                         Coupon  Maturity  Market Value
---------------------------------------------------------------------------------------------
         Wisconsin  1.3%
$ 5,000  Wisconsin St Hlth & Edl Fac Auth Rev Children's
         Hosp (Embedded Cap) (FGIC Insd)   ................   5.000%  08/15/10  $  4,842,600
  2,360  Wisconsin St Hlth & Edl Fac Waukesha Mem
         Hosp Ser A (AMBAC Insd) <F2>  ....................   5.000   08/15/09     2,248,986
                                                                                ------------
                                                                                   7,091,586
                                                                                ------------
         Puerto Rico  2.6%
  4,500  Puerto Rico Elec Pwr Auth Pwr Rev Ser Z Rfdg   ...    5.500  07/01/13     4,390,425
 10,000  Puerto Rico Pub Bldg Auth Gtd Pub
         Edl & Hlth Fac Ser M Rfdg   ......................    5.600  07/01/08    10,315,400
                                                                                ------------
                                                                                  14,705,825
                                                                                ------------
Total Long-Term Investments   98.7%
  (Cost $532,224,865) <F1> ...................................................   556,128,687
Short-Term Investments at Amortized Cost  0.6%  ..............................     3,200,000
Other Assets in Excess of Liabilities  0.7% ..................................     4,062,441
                                                                                ------------
Net Assets  100% .............................................................  $563,391,128
                                                                                ============

*Zero coupon bond

<F1> At October 31, 1995, cost for federal income tax purposes is $532,224,865;
the aggregate gross unrealized appreciation is $25,115,257 and the aggregate gross unrealized depreciation is $1,944,954, resulting in net unrealized appreciation including futures transactions of $23,170,303.

<F2> Securities purchased on a when issued or delayed delivery basis.

<F3> Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.


The following table summarizes the portfolio composition at October 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.


Portfolio Composition by Credit Quality
AAA ..........    63.7%
AA ...........     4.7
A ............     8.8
BBB ..........    13.7
BB ...........     8.6
Non-Rated  ...     0.5
                -------
                 100.0%
                =======


13  See Notes to Financial Statements

Statement of Assets and Liabilities
October 31, 1995
--------------------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $532,224,865) (Note 1) ....................................  $  556,128,687
Short-Term Investments (Note 1) ..............................................................       3,200,000
Receivables:
  Interest ...................................................................................      10,288,115
  Investments Sold ...........................................................................       1,480,228
Unamortized Organizational Expenses (Note 1)  ................................................          19,186
Other ........................................................................................          10,462
                                                                                                ---------------
    Total Assets .............................................................................     571,126,678
                                                                                                ---------------
Liabilities:
Payables:
  Investments Purchased ......................................................................       4,640,818
  Custodian Bank .............................................................................       1,903,245
  Income Distributions - Common and Preferred Shares  ........................................         537,214
  Investment Advisory Fee (Note 2) ...........................................................         309,669
  Administrative Fee (Note 2)  ...............................................................          95,283
  Margin on Futures (Note 4)  ................................................................          30,937
Accrued Expenses .............................................................................         218,384
                                                                                                ---------------
    Total Liabilities ........................................................................       7,735,550
                                                                                                ---------------
Net Assets ...................................................................................  $  563,391,128
                                                                                                ===============
Net Assets Consist of:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 4,500 issued with liquidation preference of $50,000 per share) (Note 5) ..................................................  $  225,000,000
                                                                                                ---------------
Common Shares ($.01 par value with an unlimited number of shares authorized,
  23,555,115 shares issued and outstanding)  .................................................         235,551
Paid in Surplus  .............................................................................     348,118,080
Net Unrealized Appreciation on Investments  ..................................................      23,170,303
Accumulated Undistributed Net Investment Income  .............................................       1,669,714
Accumulated Net Realized Loss on Investments .................................................     (34,802,520)
                                                                                                ---------------
  Net Assets Applicable to Common Shares .....................................................     338,391,128
                                                                                                ---------------
Net Assets ...................................................................................  $  563,391,128
                                                                                                ===============
Net Asset Value Per Common Share($338,391,128 divided
  by 23,555,115 shares outstanding) ..........................................................  $        14.37
                                                                                                ===============

14  See Notes to Financial Statements


Statement of Operations
For the Year Ended October 31, 1995
----------------------------------------------------------------------------------
Investment Income:
Interest .......................................................  $    33,666,682
                                                                  ----------------
Expenses:
Investment Advisory Fee (Note 2)  ..............................        3,552,502
Administrative Fee (Note 2) ....................................        1,093,077
Preferred Share Maintenance (Note 5) ...........................          648,366
Legal (Note 2)  ................................................           53,599
Trustees Fees and Expenses (Note 2) ............................           23,929
Amortization of Organizational Expenses (Note 1)  ..............            7,997
Other ..........................................................          426,537
                                                                  ----------------
    Total Expenses .............................................        5,806,007
                                                                  ----------------
Net Investment Income ..........................................  $    27,860,675
                                                                  ================
Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
  Proceeds from Sales ..........................................  $   274,326,039
  Cost of Securities Sold ......................................     (299,107,586)
                                                                  ----------------
Net Realized Loss on Investments (Including realized loss on
  futures transactions of $14,960,288) .........................      (24,781,547)
                                                                  ----------------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period  .....................................      (38,623,711)
  End of the Period (Including unrealized depreciation on
    futures transactions of $733,519) ..........................       23,170,303
                                                                  ----------------
Net Unrealized Appreciation on Investments During the Period ...       61,794,014
                                                                  ----------------
Net Realized and Unrealized Gain on Investments ................  $    37,012,467
                                                                  ================
Net Increase in Net Assets from Operations .....................  $    64,873,142
                                                                  ================

15  See Notes to Financial Statements


Statement of Changes in Net Assets
For the Years Ended October 31, 1995 and 1994
-------------------------------------------------------------------------------------------------------
                                                                     Year Ended        Year Ended
                                                                     October 31, 1995  October 31, 1994
-------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income .............................................  $   27,860,675   $   27,723,563
Net Realized Loss on Investments ..................................     (24,781,547)     (10,020,973)
Net Unrealized Appreciation/Depreciation on Investments
  During the Period  ..............................................      61,794,014      (68,634,397)
                                                                     ---------------  ---------------
Change in Net Assets from Operations  .............................      64,873,142      (50,931,807)
                                                                     ---------------  ---------------
Distributions from Net Investment Income:
  Common Shares ...................................................     (21,482,127)     (21,482,198)
  Preferred Shares  ...............................................      (8,891,837)      (5,610,595)
                                                                     ---------------  ---------------

                                                                        (30,373,964)     (27,092,793)
                                                                     ---------------  ---------------
Distributions from Net Realized Gain on Investments (Note 1):
  Common Shares ...................................................             -0-       (4,159,934)
  Preferred Shares  ...............................................             -0-         (855,632)
                                                                     ---------------  ---------------

                                                                                -0-       (5,015,566)
                                                                     ---------------  ---------------
Total Distributions  ..............................................     (30,373,964)     (32,108,359)
                                                                     ---------------  ---------------
Net Change in Net Assets from Investment Activities ...............      34,499,178      (83,040,166)
Net Assets:
Beginning of the Period  ..........................................     528,891,950      611,932,116
                                                                     ---------------  ---------------
End of the Period (Including undistributed net investment income of
  $1,669,714 and $4,183,003, respectively)  .......................  $  563,391,128   $  528,891,950
                                                                     ===============  ===============

16  See Notes to Financial Statements

Financial Highlights

The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.

------------------------------------------------------------------------------------------------------
                                                                                      March 26,1993
                                                           Year         Year          (Commencement
                                                           Ended        Ended         of Investment
                                                           October 31,  October 31,   Operations) to
                                                           1995         1994          October 31,1993
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period <F1> ...........  $   12.901   $   16.427    $       14.789
                                                           -----------  ------------  ---------------
  Net Investment Income  ................................       1.183        1.177              .639
  Net Realized and Unrealized Gain/Loss
    on Investments ......................................       1.571       (3.340)            1.487
                                                           -----------  ------------  ---------------
Total from Investment Operations ........................       2.754       (2.163)            2.126
                                                           -----------  ------------  ---------------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders .........................        .912         .912              .380
    Common Share Equivalent of Distributions Paid
      to Preferred Shareholders .........................        .377         .238              .108
  Distributions from Net Realized
    Gain on Investments (Note 1):
    Paid to Common Shareholders .........................         -0-         .177               -0-
    Common Share Equivalent of Distributions Paid
      to Preferred Shareholders .........................         -0-         .036               -0-
                                                           -----------  ------------  ---------------
Total Distributions .....................................       1.289        1.363              .488
                                                           -----------  ------------  ---------------
Net Asset Value, End of the Period ......................  $   14.366   $   12.901    $       16.427
                                                           ===========  ============  ===============
Market Price Per Share at End of the Period .............  $   12.750   $   10.750    $       15.250
Total Investment Return at Market Price
  (Non-Annualized) <F2> .................................       27.67%      (23.52%)            4.25%
Total Return at Net Asset Value
  (Non-Annualized) <F3> .................................       19.04%      (15.48%)           12.14%
Net Assets at End of the Period (In millions) ...........  $    563.4   $    528.9    $        611.9
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (Annualized) ............................        1.80%        1.70%             1.46%
Ratio of Expenses to Average Net Assets (Annualized)  ...        1.06%        1.03%             1.00%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (Annualized) <F4> .........        5.90%        6.39%             5.59%
Portfolio Turnover ......................................       49.85%       79.05%            65.72%


<F1> Net asset value at March 26, 1993, is adjusted for common and preferred share offering costs of $.211 per common share.

<F2> Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

<F3> Total return at net asset value (NAV) reflects the change in value of the
Trust's assets with reinvestment of dividends based upon NAV.

<F4> Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

17  See Notes to Financial Statements

Notes to Financial Statements
October 31,1995
--------------------------------------------------------------------------------

1. Significant Accounting Policies
Van Kampen Merritt Value Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust commenced investment operations on March 26, 1993.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation-Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. Investment Income-Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. Organizational Expenses-The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending March 25, 1998.
Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

18


Notes to Financial Statements (Continued)
October 31,1995
--------------------------------------------------------------------------------

E. Federal Income Taxes-It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1995, the Trust had an accumulated capital loss carry forward for tax purposes of $34,802,520, of which $10,020,973 and $24,781,547 will expire on October 31, 2002 and 2003, respectively.

F. Distribution of Income and Gains-The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

  For the year ended October 31, 1995, the Trust recognized expenses of approximately $32,200 representing VKAC's cost of providing accounting and legal services to the Trust.

  Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

  The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of

19

Notes to Financial Statements (Continued)
October 31,1995
--------------------------------------------------------------------------------

VKAC. The Trust's liability under the deferred compensation and retirement plans at October 31, 1995, was approximately $24,100.

  At October 31, 1995, VKAC owned 6,700 common shares of the Trust.

3. Investment Transactions
Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended October 31, 1995, were $265,806,659 and $299,107,586, respectively.

4. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

  The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly.

  Summarized below are the specific types of derivative financial instruments used by the Trust.

A. Futures Contracts-A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

  The fluctuation in market value of the contracts is settled daily through a cash margin account. Realized gains and losses are recognized when the contracts are closed or expire.

  Transactions in futures contracts for the year ended October 31, 1995, were as follows:

                                      Contracts
-----------------------------------------------
Outstanding at October 31, 1994 ....    1,350
Futures Opened .....................    4,000
Futures Closed .....................   (5,185)
                                      --------
Outstanding at October 31, 1995  ...      165
                                      ========

20

Notes to Financial Statements (Continued)
October 31,1995
--------------------------------------------------------------------------------

The futures contracts outstanding as of October 31, 1995, and the description and unrealized depreciation are as follows:

                                                    Unrealized
                                         Contracts  Depreciation
----------------------------------------------------------------
Municipal Bond Index Futures
Dec. 1995 - Sells to Open  ............        165      $733,519
                                         =========  ============

B. Indexed Securities-These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

  An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

  An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. Preferred Shares
The Trust has outstanding 4,500 Auction Preferred Shares ("APS") in five series. Series A, B, C and D each contain 1,000 shares and Series E contains 500 shares. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A and E is seven days, and for Series B, C and D is 28 days. The average rate in ef fect on October 31, 1995 was 3.762%. During the year ended October 31, 1995, the rates ranged from 3.240% to 6.375%.

  The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

  The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

21

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of
Van Kampen Merritt Value Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Merritt Value Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Merritt Value Municipal Income Trust as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP
Chicago, Illinois
December 5, 1995

22

Dividend Reinvestment Plan
--------------------------------------------------------------------------------

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

  If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

How to Participate
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

How the Plan Works
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If,before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

Costs of the Plan
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

Tax Implications
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of divi dends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

Right to Withdraw
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

  One Parkview Plaza, Oakbrook Terrace, IL 60181
               Attn: Closed-End Funds


23


Funds Distributed by Van Kampen American Capital
--------------------------------------------------------------------------------
GLOBAL AND INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Emerging Growth Fund
  Enterprise Fund
  Pace Fund
Growth & Income
  Balanced Fund
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Limited Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund
  Texas Tax Free Income Fund

THE GOVETT FUNDS
  Emerging Markets Fund
  Global Income Fund
  International Equity Fund
  Latin America Fund
  Pacific Strategy Fund
  Smaller Companies Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

24

Van Kampen Merritt Value Municipal Income Trust
--------------------------------------------------------------------------------

Officers and Trustees

Don G. Powell*
Chairman and Trustee

Dennis J. McDonnell*
President and Trustee

David C. Arch
Trustee

Rod Dammeyer
Trustee

Howard J Kerr
Trustee

Theodore A. Myers
Trustee

Hugo F. Sonnenschein
Trustee

Wayne W. Whalen*
Trustee

Peter W. Hegel*
Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood, III*
Vice President and Treasurer

Scott E. Martin*
Assistant Secretary

Weston B. Wetherell*
Assistant Secretary

Nicholas Dalmaso*
Assistant Secretary

John L. Sullivan*
Controller

Steven M. Hill*
Assistant Treasurer





Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Custodian and Transfer Agent

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive Chicago, Illinois 60606

Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive Chicago, Illinois 60601

*"Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Distributors, Inc., 1995 All rights reserved.

SM  denotes a service mark of
Van Kampen American Capital Distributors, Inc.